SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2001

webMethods, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15681	54-1807654

(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification Number)

3930 Pender Drive
Fairfax, Virginia		22030

(Address of Principal Executive		(Zip Code)
Offices)

Registrant’s Telephone Number, including Area Code:    (703) 460-2500

Item 5. Other Events

     On October 18, 2001, webMethods, Inc. issued a press release announcing that the Board of Directors of webMethods, Inc. had adopted a shareholder rights plan. The press release is attached as Exhibit 99.1 to this Form 8-K. Terms of the shareholder rights plan are embodied in a Rights Agreement dated as of October 18, 2001 between webMethods, Inc. and American Stock Transfer & Trust Company, as Rights Agent, which will be filed on a Registration Statement on Form 8A.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Exhibit

99.1	Press Release dated October 18, 2001

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

webMethods, Inc.

By:_____________________
Mary Dridi Chief Financial Officer

Dated: October 23, 2001

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Press Release dated October 18, 2001